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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   F O R M 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 27, 1996

                                  MorServ, Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

     33-76724                                             13-3784934
(Commission File Number)                       (IRS Employer Identification No.)

                             1 Chase Manhattan Plaza
                            New York, New York 10081
              (Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (212) 552-1358

                                       N/A
          (Former name or former address, if changed since last report)
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Item 2.  Acquisition or Disposition of Assets. General.

                  On August 27, 1996, MorServ, Inc. ("MorServ") issued its Multi-Class Mortgage Pass-Through Certificates, Series 1996-2, Class A, Class
M, Class B, and Class R, such series representing interests in a pool of fixed rate conventional one- to four-family mortgage loans. The Class A Certificates consist of the Class IA-1, Class IA-2, Class IA-3, Class IA-4, Class IA- P, Class IIA-1 and Class IIA-P Certificates. The Class M Certificates consist only of the Class M Certificates. The Class B Certificates consist of the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates. The Class R Certificates consist only of the Class R Certificates. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus as supplemented by the prospectus supplement, each dated August 23, 1996 (collectively, the "Prospectus").

                  The Class A Certificates evidence in the aggregate the Class A Percentage ownership interest in the Trust Fund. The Class M Certificates evidence in the aggregate the Class M Percentage ownership interest in the Trust Fund and are subordinated to the rights of the Class A Certificates to the extent described in the Prospectus. The Class B Certificates evidence the remaining ownership interest in the Trust Fund and are subordinated to the rights of the Class A Certificates and the Class M Certificates to the extent described in the Prospectus. The Class R Certificates evidence the "residual interests" in the Master REMIC and the Subsidiary REMIC. The Trust Fund consists of the Mortgage Pool and certain other property described in the Prospectus.
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Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                  The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

             Exhibit No.                    Description
             -----------                    -----------
                  4                         Pooling and Servicing Agreement
                                            between MorServ, Inc., Chase
                                            Manhattan Mortgage Corporation, as
                                            master servicer, and Citibank, N.A.,
                                            as trustee, dated as of August 1,
                                            1996, for Multi-Class Mortgage
                                            Pass-Through Certificates, Series
                                            1996- 2, Class A, Class M, Class B
                                            and Class R.
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SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     MORSERV, INC.

                                                     By: /s/ MICHAEL D. KATZ
                                                        ------------------------
                                                        Michael D. Katz
                                                        Senior Vice President

Dated: August 27, 1996
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                                INDEX TO EXHIBITS

Exhibit No.       Description                                     Page

    4             Pooling and Servicing Agreement                   6
                  between MorServ, Inc., Chase Manhattan
                  Mortgage Corporation, as master
                  servicer, and Citibank, N.A., as
                  trustee, dated as of August 1, 1996, for Multi-Class Mortgage Pass-Through
                  Certificates, Series 1996-2, Class A,
                  Class M, Class B and Class R.